Supplement to the Schwab Money Market Portfoliotm Prospectus
dated April 29, 2008, as supplemented October 7, 2008
The information provided in this supplement is as of February 20, 2009.
This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.
Changes with respect to the Schwab Money Market Portfolio:
Charles Schwab & Co., Inc. (“Schwab”) and Charles Schwab Investment Management, Inc. (“CSIM”) may temporarily and voluntarily waive fees and/or reimburse expenses in an effort to maintain certain net yields for the fund. Under an agreement with the fund, Schwab and/or CSIM may in the future recapture from the fund any fees or expenses waived and/or reimbursed under this arrangement. Accordingly, the following paragraph is added as a footnote to the fund’s fee table in its Prospectus, listed above:
Schwab and the investment adviser may waive and/or reimburse expenses to the extent necessary to maintain the fund’s net yield at a certain level as determined by Schwab and the investment adviser. Schwab and the investment adviser may recapture from the fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recapture could negatively affect the fund’s future yield.
PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS.
©2009 Charles Schwab & Co., Inc. All Rights Reserved
Member SIPC. REG46318 (2/09)